UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2014

FOOD TECHNOLOGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Florida	0-19047	59-2618503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 Prairie Mine Road Mulberry, Florida	33860
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (863) 425-0039

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the proposed merger (the “Merger”) between Food Technology Service, Inc. (“FTSI”) and Sterigenics Florida Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of Sterigenics U.S., LLC (“Parent”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 5, 2013, by and among FTSI, Parent and Merger Sub.

SETTLEMENT OF LITIGATION

As previously disclosed on page 47 of the definitive proxy statement, dated January 29, 2014 and first mailed to FTSI shareholders on or about February 3, 2014 (the “Proxy Statement”), between December 10, 2013 and January 2, 2014, three complaints styled as class actions and relating to the Merger were filed in Florida state court (Tenth Judicial Circuit, Polk County) against FTSI, its sole executive officer and directors, Parent and Merger Sub. On January 22, 2014, one of the plaintiffs, Hilton Reeves, filed a Verified Class Action Amended Complaint. The complaints allege that the individual defendants breached their fiduciary duties of good faith, loyalty, fair dealing, due care and candor in connection with the process surrounding the Merger and that Parent and Merger Sub aided and abetted these alleged breaches of fiduciary duty. The complaints seek, among other things, preliminary and final injunctive relief against the Merger.

On February 25, 2014, the parties to the litigation entered into a memorandum of understanding (the “MOU”) reflecting an agreement in principle to resolve the claims asserted in the litigation (the “Settled Claims”). The MOU provides, among other things, that plaintiffs will not seek to enjoin consummation of the Merger or any transactions contemplated by the Merger Agreement and that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval. If the settlement is finally approved, the Settled Claims will be dismissed with prejudice. As part of the settlement, the defendants in the litigation deny all allegations of wrongdoing and deny that the disclosures in the Proxy Statement were inadequate, but FTSI has agreed to provide certain supplemental disclosures. The settlement will not affect the amount of consideration to be paid in the Merger.

The defendants believe that no further disclosure is required under applicable laws; however, to avoid the risk of the litigation delaying or adversely affecting the Merger and to minimize the expense of defending such action, FTSI has agreed, pursuant to the terms of the MOU, to make the supplemental disclosures related to the Merger contained below. FTSI and the other named defendants have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the litigation, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are providing these supplemental disclosures solely to seek to eliminate the burden and expense of further litigation, to put to rest claims relating to the Merger that have been or could have been asserted, and to avoid any possible delay to the closing of the Merger that might arise from further litigation. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENTAL DISCLOSURE

Pursuant to the MOU, FTSI has agreed to make the following supplemental disclosures to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information in the supplemental disclosures below differs from or updates information contained in the Proxy Statement, the supplemental disclosures below are more current. Page references in the below disclosures are to the Proxy Statement as filed with the SEC on January 29, 2014, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

Throughout the Proxy Statement and this Current Report on Form 8-K, reference is made to “Company management.” Such references should be understood to refer to Dr. Richard G. Hunter, FTSI’s President and CEO.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the end of the third to last paragraph on page 21 as follows:

•	The Board neither took formal action to adopt such a plan nor retained the Fort Ashford representative to consult on the Company’s growth strategies.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by deleting the first sentence of the second to last paragraph on page 21 and replacing it as follows:

•	On July 24, 2013, Dr. Hunter and Jim Jones, FTSI’s Vice President of Sales and Marketing, had an introductory dinner in Mulberry, Florida with representatives of Sterigenics, including Mr. Philip Macnabb, Chief Financial Officer of Sterigenics, and Mr. Feldman.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the end of the last paragraph on page 21 (continuing into page 22) as follows:

•	The closing price of FTSI’s common stock on July 25, 2013 was $5.23.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by deleting the second to last sentence of the third full paragraph on page 23 and replacing it as follows:

•	The Board also indicated that they believed that the then-current trading price of the Company’s outstanding stock (the closing price of FTSI’s common stock on September 17, 2013 was $5.87) largely reflected the Company’s fundamental value, thus making Sterigenics’ offer an attractive valuation for shareholders.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the end of the fourth full paragraph on page 23 as follows:

•	No alternative recommendations were ultimately presented to the full Board by any individual member of the Board.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding immediately after the first sentence of the fifth full paragraph on page 23 as follows:

•	A bid was not included in the investment bank’s e-mail to the Company.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by deleting the last sentence of the sixth paragraph on page 24 and replacing it as follows:

•	In view of the additional time and effort required to review and evaluate Sterigenics’ proposal, as well as to negotiate a definitive merger agreement, the Board also resolved to reconstitute the Special Committee and appoint board member Dr. Ronald Thomas, Ph.D. as a member of the Special Committee to replace Mr. Nicholds.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding immediately after the first sentence of the seventh paragraph on page 24 as follows:

•	The special advisor to the Special Committee was retained due to his background of investing in securities of private and public companies as well as his business and financial acumen. The special advisor serves as a Managing Director of Fort Ashford, a private equity fund formed for the purpose of making investments in U.S.-based small- and middle-market businesses. Each of the special advisor and Fort Ashford is independent of FTSI’s management and their respective interests in the proposed Merger are substantially aligned with the interests of all shareholders. The scope of the special advisor’s duties included providing advice and consultation to the Special Committee with respect to evaluating and making a recommendation to the Board regarding the Special Committee’s review of strategic alternatives, including a potential sale of the Company, to maximize shareholder value.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the end of the seventh paragraph on page 24 as follows:

•	The same individual retained by the Board as a special advisor was the same individual who offered his services as a consultant at the telephonic meeting of the Board held on July 22, 2013.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by deleting the last sentence of the first paragraph on page 26 and replacing it as follows:

•	The Special Committee discussed the potential outside parties that might be interested in a possible transaction with FTSI based on Craig-Hallum’s and the Special Committee’s knowledge of the industry, competition and financial buyers. As a result of these discussions, only three potential go-shop parties were identified as likely acquirers, all of which were strategic parties.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the end of the last paragraph on page 26 (continuing into page 27) as follows:

•	The closing price of FTSI’s common stock on November 21, 2013 was $5.62.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the fourth to last paragraph on page 27 as follows:

•	The basis for the Special Committee’s recommendation was to increase shareholder value.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the end of the third to last paragraph on page 27 as follows:

•	The closing price of FTSI’s common stock on November 27, 2013 was $5.57.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding immediately after the first sentence of the second to last paragraph on page 28 as follows:

•	FTSI requested the $25,000 margin to guard against any immaterial errors in the records.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by adding to the end of the last full paragraph on page 29 as follows:

•	Three strategic parties were contacted by Craig-Hallum during the go-shop period. Craig-Hallum contacted each of the go-shop parties on December 6, 2013.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Background of the Merger” by deleting the last sentence of the last paragraph on page 29 (continuing into page 30) and replacing it as follows:

•	Olshan explained that the remaining party (“Company A”) had executed a confidentiality agreement with the Company on December 13, 2013 and that no proposals had been received as of such date. Company A was provided access to FTSI’s virtual data room immediately thereafter.

As previously disclosed on page 36 of the Proxy Statement, a closing condition to the Merger is Dr. Hunter’s entry into a transitional employment agreement with the post-merger Surviving Corporation, with Dr. Hunter’s compensation and other terms of his employment to be on substantially the same terms as his current employment agreement, except that (i) Dr. Hunter’s employment will be for a term of six months to begin upon consummation of the Merger, (ii) Dr. Hunter will have the title and role of General Manager instead of CEO and report to the Surviving Corporation’s Vice President of Radiation Operations, (ii) the agreement will contain non-solicitation and non-competition covenants binding on Dr. Hunter, which will continue to apply for a period of one year following termination of the employment agreement and (iii) no severance or other similar payments will be made upon the termination of Dr. Hunter’s employment. As of the date of this Current Report on Form 8-K, no material developments have occurred in the employment negotiations between Sterigenics and Dr. Hunter.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of FTSI’s Financial Advisor” by adding to the end of the second paragraph (beginning “EV means market capitalization plus net debt”) on page 41 as follows:

•	The value of FTSI’s net operating losses was not considered in this analysis. The following discloses, with respect to such analysis, company-by-company pricing multiples.

Multiples
Enterprise Value / EBITDA(1)
Company Name	LTM	CY2013	CY2014
Gamma Irradiation Comparables
Nordion Inc.	5.2x	5.8x	6.1x
Steris Corp.	10.3x	9.9x	8.7x
Synergy Health plc	7.6x	7.5x	6.9x
Sterilization Comparables
Cantel Medical Corp.	17.5x	18.8x	15.8x
Stericycle, Inc.	18.0x	18.1x	16.2x
Contract Services Comparables
Alliance Healthcare Services, Inc.	5.7x	NA	NA
American Shared Hospital Services	4.8x	NA	NA
Bio-Reference Laboratories Inc.	7.6x	7.7x	7.0x
Courier Corporation	5.6x	NA	NA
RadNet, Inc.	6.4x	6.2x	5.9x
US Ecology, Inc.	10.0x	9.5x	9.3x

(1)	Earnings before interest, taxes, depreciation, amortization, stock-based compensation, restructuring charges and non-cash impairment charges.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of FTSI’s Financial Advisor” by adding immediately before the last paragraph on page 42 as follows:

•	The value of FTSI’s net operating losses was not considered in the precedent transactions analysis. The following discloses, with respect to such analysis, company-by-company enterprise values and valuation multiples.

Target	Acquirer	Enterprise Value (in millions)	LTM Valuation Multiples
			EBITDA(1)
Consolidated Graphics, Inc.	R.R. Donnelly & Sons Company	$682	5.7x
WorkflowOne LLC	The Standard Register Company	$319	9.3x
OnCure Holdings, Inc.	Radiation Therapy Services Inc.	$125	4.6x
EnergySolutions, Inc	Energy Capital Partners	$945	4.4x
SPSmedical Supply Corp.	Crosstex International, Inc.	$36	8.4x
SRI Surgical Express Inc.	Synergy Health plc	$37	4.6x
MEDTOX Scientific Inc.	Laboratory Corp. of America Holdings	$241	15.0x
Orchid Cellmark Inc.	Laboratory Corp. of America Holdings	$67	28.8x
Emergent Group, Inc.	Universal Hospital Services Inc.	$56	6.7x
Angelica Corporation	Trilantic Capital Partners	$293	9.8x
Safety Ecology Corporation	Homeland Security Capital Corporation	$24	8.5x
American Radiology Services, Inc.	CML Healthcare Income Fund	$152	7.5x
MedSolutions, Inc.	Stericycle, Inc.	$59	38.0x
Jubilant HollisterStier LLC	Jubilant Organosys Ltd.	$122	11.2x
Radiologix, Inc.	Primedex Health Systems Inc.	$209	4.6x
Raven Biological Laboratories, Inc.	Mesa Laboratories Inc.	$6	5.4x
Duratek, Inc.	EnergySolutions, Inc.	$397	8.7x
Sterigenics International, Inc.	PPM America Capital Partners	$312	5.3x

(1)	Earnings before interest, taxes, depreciation, amortization, stock-based compensation, restructuring charges and non-cash impairment charges.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of FTSI’s Financial Advisor” by adding to the end of the first paragraph on page 44, after the “Discounted Cash Flow Analysis” table, as follows:

•	Craig-Hallum calculated a weighted average cost of capital for FTSI of 13%.

The following disclosure supplements the disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of FTSI’s Financial Advisor” by deleting the second to last sentence of the second paragraph on page 45 and replacing it as follows:

•	Craig-Hallum has never been retained by any of Parent, Merger Sub or Fort Ashford (or any of Fort Ashford’s portfolio companies) for any services and has never received any compensation from any of them.

The following disclosure supplements the disclosure in the Proxy Statement by adding a section entitled “Projections Prepared by Management of FTSI” immediately before the heading “THE MERGER (PROPOSAL 1)—Opinion of FTSI’s Financial Advisor” as follows:

Projections Prepared by Management of FTSI

General

FTSI does not as a matter of course make public forecasts on projected financial performance because of the unpredictability of the underlying assumptions and estimates. However, financial projections for FTSI prepared by FTSI management for the calendar years ended December 31, 2013 through December 31, 2018 (the “Projections”) were delivered to Craig-Hallum to use in connection with its financial analysis. The Projections are summarized herein only to give shareholders access to the information that was made available, in whole or in part, to Craig-Hallum. The summarized Projections are not included herein to influence any shareholder to make any investment decision with respect to the proposed Merger or any other purpose.

Neither the following summary of the Projections nor the Projections themselves were prepared with a view to compliance with published guidelines of the SEC regarding projections, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, or GAAP. Furthermore, neither FTSI’s independent registered public accounting firm, nor any other independent accountants, has examined, reviewed, compiled, or otherwise applied procedures to the Projections and, accordingly, assumes no responsibility for, and expresses no opinion on them.

Although the summarized Projections are presented with numerical specificity, they reflect numerous assumptions and estimates as to future events made by FTSI that FTSI’s management believed were reasonable at the time the Projections were prepared. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. In addition, factors such as the conditions of FTSI’s industry and general economic, regulatory and market conditions, all of which are difficult to predict and beyond the control of FTSI’s management, may cause the Projections or the underlying assumptions not to be reflective of actual future results. In addition, the Projections do not take into account any circumstances or events occurring after they were prepared and, accordingly, do not give effect to the Merger or any changes to FTSI’s operations or strategy that may be implemented after the completion of the Merger. As a result, there can be no assurance that the Projections will be realized, and actual results may be materially better or worse than those contained in the Projections.

Except to the extent required by applicable federal securities laws, FTSI does not intend, and expressly disclaims any responsibility to, update or otherwise revise the Projections to reflect circumstances existing after the date when prepared or to reflect the occurrence of future events even in the event that any of the assumptions underlying the Projections are shown to be in doubt or error. The Projections constitute forward looking statements; see “Cautionary Statement Concerning Forward-Looking Information” beginning on page 15.

EBITDA (as defined below), a financial measure in the Projections summarized in the table below, is a non-GAAP financial measure. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and EBITDA as used in the Projections may not be comparable to similarly titled amounts used by other companies. FTSI has provided a reconciliation of EBITDA to the most directly comparable GAAP financial measure.

	Year Ended December 31,
Projections	2013P(1)	2014P	2015P	2016P	2017P	2018P
	(in thousands)
Selected Income Statement Information
Revenue	$4,300	$4,300	$4,515	$4,515	$4,741	$4,978
Costs and Operating Expenses	2,704	2,976	3,182	3,255	3,438	3,621
Income from Operations	1,596	1,324	1,333	1,260	1,303	1,357
Net Income	998	828	834	788	815	850
EBITDA(1)	2,292	2,107	2,190	2,167	2,252	2,340

	Quarter ended December 31,	Year Ended December 31,
	2013P	2014P	2015P	2016P	2017P	2018P
	(in thousands)
Other financial information
EBITDA	543	2,107	2,190	2,167	2,252	2,340
Depreciation and amortization	168	783	857	907	979	982
Stock-based compensation	—	—	—	—	—	—
Changes in operating assets and liabilities	78	0	-23	1	-24	-25
Capital Expenditures	-732	-980	-1,354	-923	-1,319	-965

(1)	Earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Reconciliation of non-GAAP financial measures

FTSI presents EBITDA, a non-GAAP financial measure, as a supplemental measure of its performance. Non-GAAP financial measures are not a measure of financial performance or liquidity calculated in accordance with GAAP, and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of GAAP. A reconciliation of EBITDA to the most directly comparable GAAP financial measure is detailed in the table below.

Non-GAAP measures should be read in conjunction with the corresponding GAAP measures. Non-GAAP financial measures have limitations as an analytical tool and the reader should not consider them in isolation from, or as a substitute for, analysis of FTSI’s results as reported in accordance with GAAP.

The following is an unaudited reconciliation of EBITDA to net income, the most directly comparable GAAP measure, for the periods presented.

	4Q 2013P	Year Ended December 31,
		2013P	2014P	2015P	2016P	2017P	2018P
	(in thousands)(1)

Net Income	$234	$998	$828	$834	$788	$815	$850

Depreciation and amortization	168	677	783	857	907	949	982
Stock-based compensation	—	19	—	—	—	—	—
Financing income	0	-1	-1	-1	-2	-2	-2
Taxes	141	599	497	500	473	489	510

EBITDA(2)	543	2,292	2,107	2,190	2,167	2,252	2,340

(1)	Certain figures may not be the arithmetic aggregation of the figures that precede them due to rounding adjustments.
(2)	Earnings before interest, taxes, depreciation, amortization and stock-based compensation.

IMPORTANT ADDITIONAL INFORMATION FOR INVESTORS AND SHAREHOLDERS

This communication is being made in respect of the proposed merger involving FTSI, Parent and Merger Sub. In connection with the proposed transaction, FTSI has filed with the SEC a Schedule 14A containing the Proxy Statement and other relevant materials. The Proxy Statement has been mailed to FTSI’s shareholders of record as of January 27, 2014. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FTSI, PARENT, MERGER SUB AND THE PROPOSED MERGER.

Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by FTSI at the SEC’s web site at www.sec.gov. Free copies of the Proxy Statement filed with the SEC can also be obtained by directing a request to Food Technology Service, Inc., 502 Prairie Mine Road, Mulberry, Florida 33860, Attn: Corporate Secretary, or by calling (863) 425-0039.

Although FTSI has retained Morrow & Co., LLC to assist in the solicitation of proxies for the special meeting being held to vote on the Merger and related matters, FTSI and its directors and sole executive officer and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of FTSI in respect of the proposed transaction. Information regarding FTSI’s directors and executive officers is available in the definitive proxy statement for FTSI’s 2013 annual meeting of shareholders, filed with the SEC on April 15, 2013. Investors and security holders can obtain more detailed information regarding the direct and indirect interests of FTSI’s directors and sole executive officer in the Merger by reading the Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) about FTSI. Forward-looking statements are all statements other than statements of historical facts, such as those statements for periods following the Merger or regarding general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; projected performance; availability, terms, and deployment of capital; and availability of qualified personnel. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions and/or statements that are not historical facts are intended to identify those assertions as forward-looking statements. For each of these statements, FTSI claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. Readers should be aware that forward-looking statements involve known and unknown risks, uncertainties and assumptions. Although FTSI believes that the expectations reflected in these forward-looking statements are reasonable, FTSI cannot assure readers that the actual results or developments it anticipates will be realized, or even if realized, that they will have the expected effects on the business or operations of FTSI. These forward-looking statements speak only as of the date on which the statements were made. FTSI undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this proxy statement, except as required by law.

FTSI cautions readers that forward-looking statements are not guarantees of future performance or exploration and development success, and its future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that may cause FTSI’s actual results to differ materially from those anticipated by the forward-looking statements include, but are not limited to, those factors set forth in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOD TECHNOLOGY SERVICE, INC.
February 25, 2014

	By:	/s/ Richard G. Hunter
		Name:	Richard G. Hunter, Ph.D.
		Title:	President and Chief Executive Officer